UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2007 (February 12, 2007)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	0001-338613	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Failure to Satisfy a Continued Listing Rule or Standard.
     As described in Item 5.02 below, on February [14], 2007, Regency Energy Partners LP (the “Partnership”) notified The Nasdaq Stock Market, Inc. that it was not in compliance with NASD Rule 4350(d)(2)(A) due to the vacancy created by Mr. Robert Shower’s resignation as a member of the Audit Committee of the board of directors (the “Board”) of Regency GP LLC (the “General Partner”), the general partner of Regency GP LP, the general partner of the Partnership. Mr. Shower was the chairman of the Board’s Audit Committee and considered its financial expert. On February 15, 2007, the Partnership received a Nasdaq Staff Deficiency Letter confirming that the Partnership fails to comply with Nasdaq’s audit committee requirements.
     NASD Rule 4350(d)(2)(A) requires the audit committee of each Nasdaq issuer to have at least three independent members (as defined by NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934) on its audit committee, at least one of whom is a financial expert. Consequently, the Partnership is in the process of searching for a new candidate to serve on its Board and the Board’s Audit Committee who possesses qualifications that will satisfy both the independence requirements and the audit committee financial expert requirement. Currently, the Board’s Audit Committee is comprised of two independent members.
     The Partnership has a cure period under NASD Rule 4350(d)(4) until February 14, 2008 to comply with the requirements of NASD Rule 4350(d)(2)(A).
     A copy of the related press release is attached hereto as Exhibit 99.1.
Item 5.02. Departure of Director
     Mr. Robert Shower, a member of the Board, has given the Partnership notice of his resignation from the Board. Mr. Shower joined the Board on November 14, 2005 and served as chairman of the Audit Committee of the Board since December 2005. The resignation of Mr. Shower was solely for health reasons and did not involve any disagreement with the Partnership, the management of the Partnership or the Board.
     A copy of the related press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
     99.1    Copy of Regency’s press release dated February 16, 2007 publicly announcing the resignation of board member.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

	By:	/s/ Stephen L. Arata

Stephen L. Arata
Executive Vice President
Chief Financial Officer

February 16, 2007

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Copy of Regency’s press release dated February 16, 2007 publicly announcing the resignation of board member.